UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2004

Doral Financial Corporation

(Exact name of registrant as specified in its charter)

Puerto Rico	0 – 17224	66 – 0312162

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1451 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico,	00920 – 2717

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 479 – 6700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Doral Financial Corporation
Current Report on Form 8-K

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 13, 2004 Doral Financial Corporation issued a press release announcing the unaudited earnings results for the third quarter and first nine months ended September 30, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

     The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

ITEM 8.01 OTHER EVENTS

      On October 13, 2004 Doral Financial Corporation issued a press release announcing that the Board of Directors had voted to increase the regular quarterly cash dividend on its common stock from $0.15 to $0.18 per share. A copy of the press release is attached as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits shall be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

     (c) Exhibits

99.1	Press release dated October 13, 2004.

99.2	Press release dated October 13, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 14, 2004	Doral Financial Corporation
	By:	/s/ Ricardo Melendez
	Name:	Ricardo Melendez
	Title:	Executive Vice President and Chief Financial Officer